Exhibit 99.2

A LETTER FROM OUR CHAIRMAN AND CEO

TO OUR PEOPLE, PARTNERS, AND SHAREHOLDERS,

Fiscal 2020 was an outstanding year for Team RH. We achieved record results across every key metric of our business while continuing to elevate the RH brand and create strategic separation in our industry. The emergence of RH as a luxury brand generating luxury margins arrived sooner than later, demonstrating the desirability of our proprietary products, and the power of our operating model.

RH has also become one of the top performing consumer stocks of the past decade. Since our IPO on November 2, 2012 at $24 per share, RH’s stock price appreciation has outperformed through the end of our fiscal 2020 Apple, Amazon, Google, Facebook, Nike, Starbucks, LVMH, Home Depot, Hermès and just about everyone else but Tesla. Warren Buffett says, “Time favors the well-managed company.” We believe our performance has and will continue to prove that point.

As we move past this deadly and disruptive virus, we do so with gratitude for those who put their lives at risk to protect ours. We also turn this corner knowing that we used our time wisely to reimagine and reinvent ourselves once again.

While proud of what we accomplished and all that was done, I’m inspired by what we’ve imagined and who we’ve become. We enter this new decade with a compelling vision for the future, a team passionate about bringing that vision to life, and the strongest brand and business model in our industry. In this letter I will highlight the strategic separation we’ve created and the key strategies we are pursuing in our quest to become one of the most admired brands in the world.

PRODUCT ELEVATION

We have built the most comprehensive and compelling collection of luxury home furnishings under one brand in the world. Our products are presented across multiple collections, categories, and channels that we control, and their desirability and exclusivity has enabled us to achieve industry leading revenues and margins. Our customers know them as RH Interiors, RH Modern, RH Beach House, RH Ski House, RH Outdoor, RH Rugs, RH Baby & Child, RH Teen, and Waterworks. Our strategy to elevate the design and quality of our product will continue with the introduction of RH Contemporary in 2021, plus RH Couture Upholstery, RH Bespoke Furniture, and RH Color over the next several years.

GALLERY TRANSFORMATION

Our ability to transform our legacy stores into multi-dimensional Design Galleries that double our retail revenue and profitability in every market will enable the RH brand to reach $5 to $6 billion of revenues with a mid-twenties operating margin in North America. These inspiring and disruptive physical experiences render our products more valuable while creating strategic separation and unmatched brand awareness, enabling us to gain significant market share at lower advertising costs. This presents a conundrum for our competition who are closing or downsizing their stores while we build the largest specialty stores in the history of our industry.

The fact is most retail stores are archaic windowless boxes that lack any sense of humanity. There’s generally no fresh air or natural light, plants die in most retail stores. That’s why we don’t build retail stores, we create inspiring spaces that blur the lines between residential and retail, indoors and outdoors, home and hospitality. Spaces that are filled with fresh air and natural light, with garden courtyards, rooftop parks, restaurants and wine bars. Spaces that activate all of the senses, and spaces that cannot be replicated online.

DIGITAL REIMAGINATION

Our strategy is to digitally reimagine the RH brand and business model both internally and externally. Internally regarding how we innovate, curate, and integrate all the dynamic aspects of our brand and business model, and externally as we introduce our customers to The World of RH, a new digital portal presenting our Products, Services Places and Spaces. This multi-year effort began internally this year with the reimagination of our Center of Innovation & Product Leadership which will incorporate digitally integrated visuals and decision data designed to amplify the creative process from product ideation to product presentation. Our external efforts will begin this fall with the launch of phase one of our new digital portal, The World of RH, which will include rich, immersive content with simplified navigation and search functionality, all designed to enhance the shopping experience and render our product and brand more desirable and valuable. We believe we can create similar strategic separation online as we have with our Galleries offline, focusing our creativity and reconceptualizing what a website can and should be.

BRAND ELEVATION

We are beginning to evolve the brand beyond curating and selling product, towards conceptualizing and selling spaces, by building an ecosystem of products, services, places, and spaces designed to elevate and establish the RH brand as a thought leader, taste and place maker.

Our Products are the core of our ecosystem and include RH Interiors, RH Contemporary, RH Modern, RH Beach House, RH Ski House, RH Baby & Child, RH Teen, and Waterworks.

Our Services, RH Interior Design, RH Contract, RH Trade, and RH In-Your Home extend the brand into adjacent businesses that amplify the core. We are also exploring the opportunity to expand our services to include Architecture and Landscape Architecture as we receive constant inquiries regarding the design of our Galleries, Garden Courtyards and Rooftop Parks.

Our Places include RH Galleries, designed to elevate and render our product and brand more valuable, RH Restaurants, which further elevate the experience while driving high quality, incremental traffic to our Galleries, RH Guesthouses, where our goal is to create a new market for travelers seeking privacy and luxury in the $200 billion hotel industry, and RH Residences, fully furnished luxury homes, condominiums, and apartments with integrated services that will deliver taste and time value to wealthy and affluent, time starved consumers.

Our Spaces, conceptualized to inspire customers and elevate the brand, will initially include Plane & Yacht Design and Charter where customers can access our design experience, view our work online, and charter RH1 & RH2 our private planes, and RH3 our luxury yacht which is available in the Mediterranean and Caribbean where the wealthy and affluent visit and vacation. We will also be opening our first RH Bath House & Spa as part of our Aspen Guesthouse, as well as other exciting spaces we will be introducing over the next several years.

We believe these immersive experiences inspire customers to dream, design, dine, travel, and live in a world thoughtfully curated by RH, creating an impression and connection unlike any other brand on the planet.

GLOBAL EXPANSION

We believe RH has a significant opportunity to expand internationally. Analyzing the major luxury brands, the data suggests that RH has the potential to become a $20 to 25 billion global brand in its current form, and possibly larger if aspects of our ecosystem become meaningful revenue streams. Our view is the competitive environment globally is more fragmented and primed for disruption than the North American market, and there is no direct competitor of scale that possesses the product, operational platform, and brand of RH.

Our global expansion begins in the Spring of 2022 with the opening of RH England, The Gallery at Aynhoe Park, a 73 acre historic estate designed in 1615 by Sir John Soane, arguably one of the most respected and celebrated architects of his time. RH England will feature The Aynhoe Architectural Library, The Aynhoe Organic Gardens, The RH Restaurant & Orangery, and The RH Champagne & Caviar Cellar among other unique experiences. Pending reopening plans for France, our goal is to open RH Paris, The Gallery on the Champs-Elysées in the Fall of 2022. RH Paris is entered through magnificent 18 foot gates that lead you down a decomposed granite path lined with majestic hedges into a romantic garden where you encounter the 18 foot brass doors that open to the six floor atrium connected by traversing cast brass staircases and a glass elevator. RH Paris will include a glass enclosed terrace restaurant inspired by the Grand Palais, and a Champagne and Caviar Bar on the top floor with an intimate rooftop garden and views of the Eiffel Tower.

In total we have secured five locations in Europe including London, Munich, and Dusseldorf, and are in final lease negotiations for an additional five locations which will open over the next two to three years.

CLIMBING THE LUXURY MOUNTAIN WHILE BUILDING A BRAND WITH NO PEER

Hermès, Chanel, Louis Vuitton, Gucci, Cartier, Tiffany, and the rest of the finest luxury brands in the world were all born on the top of the luxury mountain. Never has a brand started at the base as we have, and made the climb to the peak. We believe RH can be the first to make the climb, knowing very well those at the top don’t necessarily want us to. The truth is, we’re not from their neighborhood, nor invited to their parties. To make the climb, we understand that our work has to be so extraordinary that it creates a forced reconsideration of our brand, requiring those at the top of the mountain to tip their hat in respect.

It is not a climb for the faint of heart, requiring imagination, innovation, and a great deal of persistence and perspiration. We have to be willing to endure short-term pain to drive long-term gain, as we did moving from a promotional to a membership model, elevating our product, transforming our retail stores, redesigning our operating platform, eliminating our holiday assortments, or managing the business with a bias for earnings versus revenues as we built a durable platform to support long-term high-quality growth.

We also understand the strategies we are pursuing – opening the largest specialty retail experiences in our industry, while most are shrinking the size of their retail footprint or closing stores; moving from a promotional to a membership model, while others are increasing promotions, positioning their brands around price versus product; continuing to mail inspiring Source Books, while many are eliminating catalogs; and refusing to follow the herd in self-promotion on social media, instead allowing our brand to be defined by the taste, design, and quality of the products and experiences we are creating – are all in direct conflict with conventional wisdom and the plans being pursued by many in our industry.

We believe when you step back and consider: one, we are building a brand with no peer; two, we are creating a customer experience that cannot be replicated online; and three, we have total control of our brand from concept to customer, you realize what we are building is extremely rare in today’s retail landscape and we would argue, will also prove to be equally valuable.

THIS IS A TIME TO BE DEFINED BY OUR VISION, NOT BY A VIRUS

As we move forward past the dark days of the pandemic, let this be a pivot point where we once again rise up. It is not a time to shelter and shrink, it is a time to expand and shine. It is not a time to revert back to old ways and former days, it is a time to reimagine new ways and brighter days. It is not a time to do less, it is a time to do more with less. It is not a time to be victims of our current reality, it is a time to be visionaries, destroying today’s reality to create tomorrow’s future.

Let this be a time we look back upon and remember our resurrection. A time we reimagined and reinvented ourselves once again. A time Team RH unleashed the greatest display of innovation our industry has ever seen.

A time we once again become, unimaginable.

This is a time to be defined by our vision, not by a virus.

Carpe Diem,

Gary Friedman

Chairman & Chief Executive Officer

FORWARD-LOOKING STATEMENTS

This letter contains forward-looking statements within the meaning of the federal securities laws, including without limitation, statements regarding: our continued strategic separation as we further elevate the RH Brand; the power and durability of our operating model; RH’s stock performance including our belief as to future stock performance; statements regarding the pace at which we have reimagined and reinvented ourselves; the emergence of RH as a luxury brand generating luxury margins; the desirability and exclusivity of our products; our belief in our ability to elevate the design and quality of our products and related ability to achieve industry leading revenues and margins; our belief in our ability to transform our legacy stores into multi-dimensional Design Galleries that double our retail revenue and profitability in every market, enabling the RH brand to reach revenues of $5 to $6 billion with a mid-twenties operating margin in North America; our belief that our multi-dimensional Design Galleries will render our products more valuable while creating strategic separation, unmatched brand awareness, and while enabling us to gain significant market share at lower advertising costs; our efforts to build the largest specialty stores in the history of our industry; our strategy to digitally reimagine the RH brand and business model both internally and externally; the evolution of our brand towards conceptualizing and selling spaces; the extension of our brand into adjacent businesses; our future growth plans and strategies with respect to RH Galleries, RH Restaurants, RH Guesthouses, and RH Residences; our strategies and future plans for our Spaces concept, including Plane & Yacht Design and Charter in addition to RH3; our belief that immersive experiences will create an impression and connection unlike any other brand on the planet; our beliefs and views on the attributes of RH England and RH Paris which we plan to open in 2022; our international expansion plans with respect to five locations in Europe we have secured, including London, Munich, and Dusseldorf, and five additional locations for which we are in final lease negotiations and which will open over the next two to three years; our belief in our long term potential to become a $20 to $25 billion dollar global brand and possibly larger; our belief that RH can be the first to make the climb from the base to the top of the luxury mountain; our objectives with respect to opening the largest specialty retail experiences in our industry; our objectives of building a brand with no peer, creating a customer experience that cannot be replicated online, and having total control of our brand, and our expectations regarding the benefits and achievement of such objectives; and any statements or assumptions underlying any of the foregoing.

You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future events. We cannot assure you that future developments affecting us will be those that we have anticipated. Important risks and uncertainties that could cause actual results to differ materially from our expectations include, among others: risks related to the COVID-19 pandemic and any ongoing impact on our business; risks related to our dependence on key personnel and any changes in our ability to retain key personnel; successful implementation of our growth strategy; risks related to the number of new business initiatives we are undertaking; successful implementation of our growth strategy including our real estate transformation and the number of new Gallery locations that we seek to open and the timing of openings; uncertainties in the current performance of our business including a range of risks related to our operations as well as external economic factors; general economic conditions and the housing market as well as the impact of economic conditions on consumer confidence and spending; changes in customer demand for our products; our ability to anticipate consumer preferences and buying trends, and maintaining our brand promise to customers; decisions concerning the allocation of capital; factors affecting our outstanding convertible senior notes or other forms of our indebtedness; changes in consumer spending based on weather and other conditions beyond our control; strikes and work stoppages affecting port workers and other industries involved in the transportation of our products; our ability to obtain our products in a timely fashion or in the quantities required; our ability to employ reasonable and appropriate security measures to protect personal information that we collect; our ability to support our growth with appropriate information technology systems; risks related to our sourcing and supply chain including our dependence on imported products produced by foreign manufacturers and risks related to importation of such products including risks related to tariffs and other similar issues, as well as those risks and uncertainties disclosed under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in RH’s most recent Form 10-K and Form 10-Q filed with the Securities and Exchange Commission, and similar disclosures in subsequent reports filed with the SEC, which are available on our investor relations website at ir.rh.com and on the SEC website at www.sec.gov. Any forward-looking statement made by us in this letter speaks only as of the date on which we make it. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.